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                 SUPPLEMENT TO THE CLASS A OR CLASS A, B AND C
                      STATEMENTS OF ADDITIONAL INFORMATION

                              CREDIT SUISSE FUNDS

The following information supplements certain information in the fund's Statements of Additional Information.

The initial sales charge on Class A shares is waived for shares purchased through a broker-dealer that has entered into a special agreement with Credit Suisse Asset Management Securities, Inc. to allow the broker's customers to purchase and pay for Fund shares with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than the Credit Suisse Funds) on which an initial sales charge was paid. The transfer agent must be notified of this waiver prior to the purchase.

Dated: December 13, 2002